Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Annual Report
For the year ended October 31, 2003

TH Lee
Putnam
Capital

TH Lee, Putnam Emerging Opportunities Portfolio



About the fund and TH Lee, Putnam Capital L.L.C.

TH Lee, Putnam Emerging Opportunities Portfolio ("the fund") is a closed-end interval fund. This innovative fund pursues aggressive growth by combining investments in publicly traded stocks and privately held companies in a closed-end format. With this special structure, the fund can tap into companies with the best growth potential while maintaining diversification across public and private markets.

The fund is sponsored by an affiliate of TH Lee, Putnam Capital L.L.C., which is a joint venture of Putnam Investments ("Putnam") and Thomas H. Lee Partners L.P. ("TH Lee"). This venture was founded in 1999 to offer alternative investment products to individual investors who have historically lacked access to the private-equity marketplace. Thomas H. Lee Partners L.P., founded in 1974, is one of the oldest and most successful private equity investment firms in the United States. The firm's investment strategy targets growth companies with competitive advantages in expanding or consolidating industries. Putnam Investments, founded in 1937, is one of the world's largest mutual fund companies and a leader in investment research and portfolio management through disciplined teamwork.

The fund is managed by Roland W. Gillis, CFA, Managing Director, and Frederick Wynn, Senior Vice President, with research support from members of Putnam's Specialty Growth Team, who analyze small- and mid-capitalization growth stocks.

The fund's management structure also includes an Investment Committee consisting of senior Putnam and TH Lee investment professionals. The Investment Committee consults with the management team and gives final approval to the structure of all private-equity deals.



Report from Fund Management

Roland Gillis, Portfolio Manager
Frederick Wynn, Portfolio Manager

Performance commentary

The fund achieved strong gains in its fiscal year, which ended October 31, 2003. During the year, stocks generally recovered from deeply depressed prices and investors rewarded companies for a recovery in profits. Aggressive growth stocks, which had been among the most undervalued areas of the market early in the fiscal year, rallied to lead the market for the period as a whole. The performance of the fund's public equity holdings was in line with these market gains and we achieved these results without taking on additional risks. The fund maintained its broad sector diversification and emphasis on high-quality companies with little debt. The fund underperformed its benchmark, the Russell 2500 Growth Index, because the public equity holdings gained approximately 43.7% while the private equity holdings appreciated by approximately 12.4%. This difference in performance demonstrates that the performance of private equities depends on different factors than those that sparked the public equity rally. Private equities tend to experience their strongest price appreciation because of company-specific events like a new round of financing. In future periods, it is possible that a different combination of conditions may allow for the private equity holdings to perform better than the publicly traded stocks.


RETURN FOR PERIODS ENDED OCTOBER 31, 2003
--------------------------------------------------------------------------
TH Lee, Putnam Emerging                                      Russell 2500
Opportunities Portfolio          NAV             POP         Growth Index
--------------------------------------------------------------------------
1 year                         33.90%          27.88%           44.76%
--------------------------------------------------------------------------
Life of fund
(since inception 7/30/01)       6.18            1.39            -1.16
--------------------------------------------------------------------------
Annual average                  2.69            0.61            -0.52
--------------------------------------------------------------------------

RETURN FOR PERIODS ENDED SEPTEMBER 30, 2003 (most recent quarter)
--------------------------------------------------------------------------
TH Lee, Putnam Emerging                                       Russell 2500
Opportunities Portfolio          NAV             POP          Growth Index
--------------------------------------------------------------------------
1 year                         34.10%          28.10%            41.45%
--------------------------------------------------------------------------
Life of fund
(since inception 7/30/01)      -0.40           -4.90             -8.67
--------------------------------------------------------------------------
Annual average                 -0.18           -2.28             -4.09
--------------------------------------------------------------------------

Past performance does not indicate future results. Performance assumes reinvestment of distributions and does not account for taxes. More recent returns may be less or more than those shown. Investment returns will fluctuate and you may have a gain or a loss when you sell your shares. Returns at public offering price (POP) reflect the highest applicable sales charge of 4.50%. Sales charges differ with the original purchase amount. See a prospectus for details. The Russell 2500 Growth Index is an unmanaged index of those companies in the Russell 2500 chosen for their growth orientation. Indexes are not available for direct investment. For a portion of the period this fund limited expenses, without which returns would have been lower.



Market overview

Stocks climbed in spite of many economic and geopolitical uncertainties during the fund's fiscal year, which ended October 31, 2003. In the first half of the period, economic data were quite discouraging, with U.S. gross domestic product expanding at only about 1% according to data from the U.S. Bureau of Economic Analysis.

Actions by the Federal Reserve Board, as well as the U.S. government, turned conditions around. The Fed continued on a course of massive monetary stimulus, lowering short-term interest rates to 1%, their lowest levels since the 1950s. Accelerated tax cuts spurred consumer spending, lifting economic growth to approximately 8% in the third quarter -- from July through September. And although the conflict in Iraq has continued, geopolitical risks have generally been lower in recent months than during the prelude to war, when markets demonstrated great uncertainty.

These conditions improved the fundamental business conditions for individual companies. Businesses that had slashed costs in the previous two years were poised to translate better revenues into larger earnings. Both public and privately held companies in our portfolio benefited in this way. These conditions translated quickly into strong performance for the public equities. For private companies, valuations increased during the period. However, private equities typically record their biggest gains when the companies undertake initial public offerings
(IPOs), and IPOs were still few and far between for most of the year.

Strategy overview

We maintained the fund's emphasis on company research and stock selection and did not attempt to chase market trends. Of course, the fund was favorably positioned from the outset since its aggressive growth strategy was coming back into fashion. The fund's portfolio of public equities was broadly diversified across sectors with few overweights or underweights relative to the benchmark. Sectors in which the portfolio typically holds the largest weightings were among the market leaders. The fund's top-performing holdings included stocks in many different sectors.


[GRAPHIC OMITTED: pie chart ASSET ALLOCATION AS OF 10/31/03]

ASSET ALLOCATION AS OF 10/31/03

ASSET CLASS	                  PERCENT OF FUND
---------------------------------------------------------------------
* Public equities                   77.8%
---------------------------------------------------------------------
* Private equities                  20.6
---------------------------------------------------------------------
* Short-term instruments             1.6
---------------------------------------------------------------------

Weightings are shown as a percentage of investments. Holdings will vary over time.

In the private equity market, we also remained on course, conducting research on dozens of companies and talking with business leaders in growth industries. At each stage of our research process, we have been extremely selective. In keeping with our long-term strategy, we strove to identify companies in the late stages of venture capital financing that had solid products, strong market positions, and seasoned management. We determine how we think each business is likely to grow and what rate of return is reasonable to expect. With companies we consider candidates for the portfolio, we then seek to negotiate the most favorable investment terms that we can. During the period, we undertook discussions with several companies, and were prepared to shift assets from our public equity holdings, which represented approximately 75%-80% of the fund, toward private equities. However, we decided that none of the potential deals offered the return potential we considered necessary. We added no new private equities to the fund during the fiscal year, although the fund made several additional investments in existing holdings. Our talks with several companies are continuing.

How fund holdings affected performance

Fund holdings from a wide variety of sectors contributed gains over the period. This reflected the fact that areas that had been most out of favor with the market, especially aggressive growth stocks and small companies, reversed course and became the best performers. In terms of sectors, technology, communications services, and cyclicals posted strong gains.

Many technology stocks appreciated during the period, based on a better outlook for sales and signs of greater demand for computing and communications equipment in coming quarters. One of the fund holdings that benefited was Brooks Automation, Inc., a company that makes machines for the manufacturing of semiconductors. In the private equity portion of the portfolio, CommVault Systems contributed only modestly to returns but on a fundamental level has continued executing its business model and is expanding into new business partnerships with established technology companies. The company's revenues have also continued to grow.

Retail stocks also got a boost from consumer and business spending, which was unexpectedly strong in the summer months. Fund holding Tractor Supply Co. benefited from this trend. This company is expanding in rural areas of the United States, where it sells a variety of farm equipment and supplies. The agricultural sector is also benefiting from rising food prices as the global economy strengthens.


TOP SECTOR WEIGHTINGS AS OF 10/31/03
-------------------------------------------------------------------
Technology                                   34.7%
-------------------------------------------------------------------
Health care                                  22.4
-------------------------------------------------------------------
Consumer cyclicals                           14.7
-------------------------------------------------------------------
Consumer staples                             14.7
-------------------------------------------------------------------
Transportation                                4.0
-------------------------------------------------------------------

Weightings are shown as a percentage of net assets. Holdings will vary over time.


TOP 10 HOLDINGS
(includes public and private companies)    INDUSTRY
-------------------------------------------------------------------
CommVault Systems                          Computers
-------------------------------------------------------------------
Capella Education Co., Inc.                Schools
-------------------------------------------------------------------
Refractec                                  Medical Technology
-------------------------------------------------------------------
Hudson Highland Group, Inc.                Staffing
-------------------------------------------------------------------
Silicon Image, Inc.                        Electronics
-------------------------------------------------------------------
Aspect Communications Corp.                Communications equipment
-------------------------------------------------------------------
Interwoven, Inc.                           Software
-------------------------------------------------------------------
Multimedia Games, Inc.                     Leisure
-------------------------------------------------------------------
Tractor Supply Co.                         Retail
-------------------------------------------------------------------
American Tower Corp.                       Telecommunications
-------------------------------------------------------------------

These holdings represent 30.2% of the fund's net assets as of 10/31/03. Portfolio holdings will vary over time.

Private equity holdings in the education industry also did well on a fundamental basis. Capella Education Co. continues to benefit from its growth strategy and the strong demand for education from workers who have lost their jobs or have sought retraining during the recession. Capella's appreciation reflected both the company's fundamental progress and signs of consolidation in the for-profit education industry. The company's growth remains impressive, it is currently generating positive cash flow, and it has a large reserve of cash that makes its balance sheet more solid. The fund also has a public stock holding in the education industry, Career Education, which also performed well.

In the airline industry, we had a mix of results. JetBlue Airways Corp., a young discount airline, enjoyed steady appreciation as leisure travel gradually recovered. However, the fund also owned Atlantic Coast Airlines Holdings, a stock that experienced significant volatility because of disappointing earnings. It contributed negatively to performance and we sold the fund's position because we saw the company was losing business to competitors.

Other holdings that detracted from performance were Westwood One, which operates a national radio network. This stock was disappointing because advertising revenue did not increase this year to the extent that we had anticipated. In the biotechnology sector, InterMune, Inc. underperformed when the company's product trials went badly. We sold both positions because we did not think the companies' prospects remained attractive in the near term.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.



The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We are optimistic about the performance potential of the portfolio and for aggressive growth stocks in general. While we do not expect that the economy will continue to grow at 8%, the economic recovery appears to be sustainable and the companies in the portfolio generally are poised to benefit from it with competitive cost structures and low debt levels. At the same time, we recognize several risks. The first is that, after their rapid appreciation in recent months, stocks could experience a correction as they have at similar stages in the past. In addition, the massive monetary stimulus being given to the economy could, at some point in the future, spark inflation and higher interest rates that would also be negative for stocks. Last, geopolitical risks such as an act of terrorism cannot be ruled out and would have an adverse impact on the economy and the stock market.

Still, we think the odds favor a continued economic expansion in 2004 that should support small companies and aggressive growth stocks. In addition to support from low interest rates and tax cuts, we believe business activity will get a boost from the presidential election cycle and the summer Olympics, which draw advertisers and tend to help a variety of companies in the consumer cyclicals sector. The private equity market is also getting stronger. The bottleneck of companies in the late stage of venture capital financing gives us, as fund managers, many opportunities to choose from. These companies also benefit from a stronger economy and the experience their management teams have learned in a difficult recession. We are working hard to identify companies and negotiate deals to increase the fund's investments in the private equity market. We will focus on maintaining a diversified aggressive growth portfolio by identifying high-quality companies with low debt levels and products or services that give them competitive advantages.

The views expressed here are exclusively those of TH Lee, Putnam Capital Management, L.L.C., the fund's manager. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/03, there is no guarantee the fund will continue to hold these securities in the future.

Shares of the Fund are offered only to investors who have a net worth of more than $1,500,000 or who otherwise meet the requirements for a "qualified client."

An investment in the Fund involves a considerable amount of risk and should be considered speculative. Because it is possible that you may lose some or all of your investment, you should not invest in the Fund unless you can afford a total loss of investment. An investment in the Fund involves a high degree of risk which includes the following specific types of risk: the risks associated with venture-capital companies and venture-capital funds; investing in securities that are illiquid and subject to substantial transfer restrictions; the risks of investing in smaller companies; the Fund's ability to focus holdings in a small number of industry sectors which may be relatively new or emerging industries; the risk of investing in a fund that will pay incentive fee; investing in a fund, many of whose assets will be priced in the absence of a readily available market and may be priced based on estimates of fair value, which may prove inaccurate; and the risk involved in the Fund Manager's limited experience in venture-capital investing.



Independent auditors' report

To the Trustees of the TH Lee, Putnam Investment Trust and Shareholders of TH Lee, Putnam Emerging Opportunities Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations, changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of TH Lee, Putnam Emerging Opportunities Portfolio (the "fund") at October 31, 2003, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2003



The fund's portfolio
October 31, 2003
---------------------------------------------------------------
Common stocks (78.6%) (a)
NUMBER OF SHARES                                          VALUE

Airlines (0.6%)
---------------------------------------------------------------
     9,500  JetBlue Airways Corp. (NON)                $547,960

Automotive (1.4%)
---------------------------------------------------------------
    12,800  CLARCOR, Inc.                               520,320
     4,400  Donaldson Co., Inc.                         251,768
    13,200  Gentex Corp.                                515,460
                                                   ------------
                                                      1,287,548

Banking (1.0%)
---------------------------------------------------------------
     6,200  Investors Financial Services Corp.          219,046
    13,600  TCF Financial Corp.                         709,648
                                                   ------------
                                                        928,694
Biotechnology (4.1%)
---------------------------------------------------------------
    31,903  Amylin Pharmaceuticals, Inc. (NON)          871,909
    10,500  Celgene Corp. (NON)                         437,745
    39,600  Connetics Corp. (NON)                       709,236
    35,900  Genta, Inc. (NON)                           384,130
    29,100  Medicines Co. (NON)                         775,515
     7,540  Myogen, Inc. (NON)                          120,640
    17,600  Telik, Inc. (NON)                           357,632
                                                   ------------
                                                      3,656,807
Broadcasting (0.6%)
---------------------------------------------------------------
    30,200  Cumulus Media, Inc. Class A (NON)           565,646

Commercial and Consumer Services (0.9%)
---------------------------------------------------------------
    18,200  Robert Half International, Inc. (NON)       429,702
     3,500  Strayer Education, Inc.                     342,755
                                                   ------------
                                                        772,457
Communications Equipment (3.5%)
---------------------------------------------------------------
    97,200  Aspect Communications Corp. (NON)         1,315,116
    14,692  Foundry Networks, Inc. (NON)                341,736
    38,500  Juniper Networks, Inc. (NON)                692,615
    15,700  SafeNet, Inc. (NON)                         523,595
    37,487  Sonus Networks, Inc. (NON)                  307,768
                                                   ------------
                                                      3,180,830
Computers (1.4%)
---------------------------------------------------------------
    58,850  Captiva Software Corp. (NON)                706,200
    20,300  Emulex Corp. (NON)                          574,896
                                                   ------------
                                                      1,281,096
Consumer Goods (0.6%)
---------------------------------------------------------------
    20,400  Yankee Candle Co., Inc. (The) (NON)         570,792

Consumer Services (0.6%)
---------------------------------------------------------------
     4,800  Alliance Data Systems Corp. (NON)           133,344
    45,700  Valueclick, Inc. (NON)                      368,342
                                                   ------------
                                                        501,686
Distribution (1.2%)
---------------------------------------------------------------
    35,950  LKQ Corp. (NON)                             621,935
    12,100  Performance Food Group Co. (NON)            450,725
                                                   ------------
                                                      1,072,660
Electronics (6.9%)
---------------------------------------------------------------
    27,400  Brooks Automation, Inc. (NON)               683,630
    44,500  Integrated Device Technology, Inc. (NON)    698,650
    48,100  Integrated Silicon Solutions, Inc. (NON)    679,172
    24,800  Intersil Corp. Class A                      639,592
    15,600  Marvell Technology Group, Ltd.
            (Bermuda) (NON)                             684,372
    12,896  QLogic Corp. (NON)                          722,821
   188,500  Silicon Image, Inc. (NON)                 1,325,155
    86,000  Skyworks Solutions, Inc. (NON)              737,880
                                                   ------------
                                                      6,171,272
Energy (1.5%)
---------------------------------------------------------------
     4,800  Cooper Cameron Corp. (NON)                  205,536
    96,000  Grey Wolf, Inc. (NON)                       308,160
    19,100  Patterson-UTI Energy, Inc. (NON)            546,069
    11,100  Tidewater, Inc.                             304,251
                                                   ------------
                                                      1,364,016
Engineering & Construction (0.5%)
---------------------------------------------------------------
    10,200  Jacobs Engineering Group, Inc. (NON)        472,464

Financial (0.8%)
---------------------------------------------------------------
    27,700  eSpeed, Inc. Class A (NON)                  754,825

Gaming & Lottery (0.9%)
---------------------------------------------------------------
    16,000  Alliance Gaming Corp. (NON)                 388,000
    13,100  Station Casinos, Inc.                       389,725
                                                   ------------
                                                        777,725
Health Care Services (7.3%)
---------------------------------------------------------------
    15,400  AMERIGROUP Corp. (NON)                      644,028
    24,950  Centene Corp. (NON)                         763,720
     8,600  Coventry Health Care, Inc. (NON)            470,850
    10,900  Henry Schein, Inc. (NON)                    676,345
    17,500  Manor Care, Inc. (NON)                      582,400
    32,075  Odyssey Healthcare, Inc. (NON)              889,761
    10,900  Pediatrix Medical Group, Inc. (NON)         582,605
     4,800  Universal Health Services, Inc.
            Class B (NON)                               225,840
    31,500  VCA Antech, Inc. (NON)                      889,560
    13,500  VistaCare, Inc. Class A (NON)               465,885
    10,800  WellChoice, Inc. (NON)                      351,000
                                                   ------------
                                                      6,541,994

Investment Banking/Brokerage (0.6%)
---------------------------------------------------------------
    13,500  T. Rowe Price Group, Inc.                   555,525

Leisure (1.3%)
---------------------------------------------------------------
    30,200  Multimedia Games, Inc. (NON)              1,135,822

Lodging/Tourism (0.4%)
---------------------------------------------------------------
    28,300  Scientific Games Corp. Class A (NON)        376,390

Manufacturing (0.6%)
---------------------------------------------------------------
     8,700  IDEX Corp.                                  323,466
     5,300  Roper Industries, Inc.                      261,926
                                                   ------------
                                                        585,392
Medical Technology (3.3%)
---------------------------------------------------------------
    16,600  Cyberonics, Inc. (NON)                      454,010
    41,200  Epix Medical, Inc. (NON)                    762,612
    20,067  Merit Medical Systems, Inc. (NON)           525,555
    13,600  Respironics, Inc. (NON)                     566,984
    44,600  Thoratec Corp. (NON)                        686,394
                                                   ------------
                                                      2,995,555
Oil & Gas (0.9%)
---------------------------------------------------------------
    9,800  Noble Corp. (NON)                            336,434
   19,200  XTO Energy, Inc.                             454,464
                                                   ------------
                                                        790,898
Pharmaceuticals (2.1%)
---------------------------------------------------------------
     5,200  Barr Laboratories, Inc. (NON)               399,204
     8,500  Cephalon, Inc. (NON)                        399,160
    20,000  Penwest Pharmaceuticals Co.
            (Private) (NON)                             327,600
    17,100  United Therapeutics Corp. (NON)             344,223
    11,800  Watson Pharmaceuticals, Inc. (NON)          463,386
                                                   ------------
                                                      1,933,573
Restaurants (0.8%)
---------------------------------------------------------------
     8,600  Outback Steakhouse, Inc.                    361,200
     7,600  P.F. Chang's China Bistro, Inc. (NON)       370,424
                                                   ------------
                                                        731,624
Retail (9.2%)
---------------------------------------------------------------
     9,300  Advance Auto Parts, Inc. (NON)              727,446
    24,200  BJ's Wholesale Club, Inc. (NON)             621,698
    14,900  Chico's FAS, Inc. (NON)                     559,346
    42,900  CSK Auto Corp. (NON)                        735,735
    10,000  Dick's Sporting Goods, Inc. (NON)           459,800
    17,300  Linens 'N Things, Inc. (NON)                510,696
    15,700  Michaels Stores, Inc.                       745,279
    20,100  Pacific Sunwear of California, Inc. (NON)   464,109
    10,500  PETCO Animal Supplies, Inc. (NON)           348,390
    25,800  PETsMART, Inc.                              660,738
    13,600  Ross Stores, Inc.                           680,136
    23,300  Tractor Supply Co. (NON)                    976,503
     9,800  Tuesday Morning Corp. (NON)                 312,522
    13,800  Williams-Sonoma, Inc. (NON)                 487,554
                                                   ------------
                                                      8,289,952
Schools (2.3%)
---------------------------------------------------------------
    13,600  Career Education Corp. (NON)                728,280
     9,700  Corinthian Colleges, Inc. (NON)             600,624
    11,700  Education Management Corp. (NON)            739,206
                                                   ------------
                                                      2,068,110
Semiconductor (2.0%)
---------------------------------------------------------------
     9,700  Cymer, Inc. (NON)                           442,902
    27,500  LAM Research Corp. (NON)                    790,350
    41,200  LTX Corp. (NON)                             588,748
                                                   ------------
                                                      1,822,000
Shipping (2.1%)
---------------------------------------------------------------
    10,900  Forward Air Corp. (NON)                     316,972
    26,391  Heartland Express, Inc.                     655,552
    13,400  J. B. Hunt Transport Services, Inc. (NON)   340,092
    21,500  Knight Transportation, Inc. (NON)           541,155
                                                   ------------
                                                      1,853,771
Software (9.5%)
---------------------------------------------------------------
    50,100  Agile Software Corp. (NON)                  549,597
   136,700  Atari, Inc. (NON)                           527,662
     8,900  Avid Technology, Inc. (NON)                 460,486
    21,700  Cognos, Inc. (Canada) (NON)                 747,999
    54,500  Informatica Corp. (NON)                     594,050
   328,000  Interwoven, Inc. (NON)                    1,243,119
    23,200  Macromedia, Inc. (NON)                      443,352
    23,100  Manhattan Associates, Inc. (NON)            643,104
    82,000  Micromuse, Inc. (NON)                       660,100
    12,360  Portal Software, Inc. (NON)                 197,760
    14,077  RADWARE Ltd. (Israel) (NON)                 325,883
    54,000  RSA Security, Inc. (NON)                    700,380
    44,000  Verisity, Ltd. (NON)                        549,560
   199,000  Vignette Corp. (NON)                        499,490
    43,500  webMethods, Inc. (NON)                      377,580
                                                   ------------
                                                      8,520,122
Staffing (1.7%)
---------------------------------------------------------------
    69,500  Hudson Highland Group, Inc. (NON)         1,531,085

Technology Services (3.7%)
---------------------------------------------------------------
    64,400  DiamondCluster International, Inc.
            Class A (NON)                               573,160
    13,400  Digital River, Inc. (NON)                   366,892
    23,140  DigitalNet Holdings, Inc. (NON)             534,765
     8,300  Fair, Isaac and Co., Inc.                   529,374
    27,400  Neoware Systems, Inc. (NON)                 464,430
    48,740  Wireless Facilities, Inc. (NON)             837,353
                                                   ------------
                                                      3,305,974
Telecommunications (1.4%)
---------------------------------------------------------------
    77,230  American Tower Corp. Class A (NON)          895,868
    27,800  Crown Castle International Corp. (NON)      351,948
                                                   ------------
                                                      1,247,816
Textiles (0.1%)
---------------------------------------------------------------
     1,860  Carter's, Inc. (NON)                         52,080

Transportation (0.7%)
---------------------------------------------------------------
    18,900  UTI Worldwide, Inc. (Virgin Islands)        654,696

Transportation Services (0.6%)
---------------------------------------------------------------
     7,000  Landstar Systems, Inc. (NON)                511,280

Waste Management (1.5%)
---------------------------------------------------------------
    27,100  Casella Waste Systems, Inc. Class A (NON)   341,189
    12,100  Stericycle, Inc. (NON)                      558,778
    12,200  Waste Connections, Inc. (NON)               423,096
                                                   ------------
                                                      1,323,063
                                                   ------------
Total Common stocks  (cost $55,149,128)             $70,733,200

Convertible preferred stocks (20.8%) (a)
NUMBER OF SHARES                                          VALUE
---------------------------------------------------------------
   449,640  Capella Education Co., Inc. Class F,
            zero % cv. pfd. (Private) (acquired
            2/14/02, cost $5,009,274) (RES)          $6,744,597

 2,235,708  CommVault Systems zero % cv. pfd.
            (Private) (acquired various dates
            from 1/30/02 through 9/4/03, cost
            $7,011,031) (RES)                         7,000,002

   833,333  Refractec Ser. D, zero % cv. pfd.
            (Private) (acquired various dates
            from 8/16/02 through 6/30/03, cost
            $4,999,998) (RES) (AFF)                   4,999,998
                                                   ------------
Total Convertible preferred stocks (cost
$17,020,304)                                        $18,744,597


Short-Term Investments (1.6%) (a) (cost $1,458,000)
PRINCIPAL AMOUNT                                          VALUE
---------------------------------------------------------------
$1,458,000  Repurchase agreement dated October
            31, 2003 with Goldman Sachs & Co.
            due November 3, 2003 with respect to
            various U.S. Government obligations --
            maturity value of $1,458,128 for an
            effective yield of 1.05% (collateralized
            by Fannie Mae 3% due 6/15/04, valued
            at $1,470,915)                           $1,458,000
---------------------------------------------------------------
Total Investments (cost $73,627,432)                $90,935,797
---------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $90,020,403.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale.
      The total market value of restricted securities held at October 31, 2003 was $18,744,597 or 20.8% of net assets.

(AFF) Affiliated Companies (Note 4).

      The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities

October 31, 2003
-------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$73,627,432) (Note 1)                                             $90,935,797
-------------------------------------------------------------------------------
Cash                                                                      252
-------------------------------------------------------------------------------
Dividends and interest receivable                                       1,396
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                416,476
-------------------------------------------------------------------------------
Receivable for securities sold                                        659,478
-------------------------------------------------------------------------------
Total assets                                                       92,013,399
-------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    1,335,049
-------------------------------------------------------------------------------
Payable for shareholder servicing fees (Note 2)                        16,990
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          168,293
-------------------------------------------------------------------------------
Payable for incentive fee (Note 2)                                    344,859
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             24,487
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            7,559
-------------------------------------------------------------------------------
Other accrued expenses                                                 95,759
-------------------------------------------------------------------------------
Total liabilities                                                   1,992,996
-------------------------------------------------------------------------------
Net assets                                                        $90,020,403
-------------------------------------------------------------------------------

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Note 1)                                          $83,365,085
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (10,653,047)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         17,308,365
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                                $90,020,403
-------------------------------------------------------------------------------

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value and redemption price per common share
($90,020,403 divided by 3,554,909 shares)                              $25.32
-------------------------------------------------------------------------------
Offering price per class common share (100/95.50 of $25.32) *          $26.51
-------------------------------------------------------------------------------

* On single retail sales of less than $500,000. On sales of $500,000 or more and on group sales, the offering price is reduced.

  The accompanying notes are an integral part of these financial statements.



Statement of operations

Year ended October 31, 2003
-------------------------------------------------------------------------------

Investment income:
-------------------------------------------------------------------------------
Dividends                                                             $82,550
-------------------------------------------------------------------------------
Interest                                                               21,126
-------------------------------------------------------------------------------
Total investment income                                               103,676
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      915,723
-------------------------------------------------------------------------------
Incentive fee (Note 2)                                                344,859
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        112,593
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             75,669
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       76,292
-------------------------------------------------------------------------------
Shareholder servicing fees (Note 2)                                   174,243
-------------------------------------------------------------------------------
Other                                                                 132,455
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                        (75,205)
-------------------------------------------------------------------------------
Total expenses                                                      1,756,629
-------------------------------------------------------------------------------
Net investment loss                                                (1,652,953)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    2,697,373
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year         21,817,464
-------------------------------------------------------------------------------
Net gain on investments                                            24,514,837
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $22,861,884
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                        Year ended October 31
                                                        2003             2002
-------------------------------------------------------------------------------

Increase (decrease) in net assets
-------------------------------------------------------------------------------

Operations:
-------------------------------------------------------------------------------
Net investment loss                              $(1,652,953)     $(1,503,651)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments            2,697,373      (11,906,349)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                    21,817,464         (898,909)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         22,861,884      (14,308,909)
-------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income                                --         (132,237)
-------------------------------------------------------------------------------
Return of capital                                         --           (3,502)
-------------------------------------------------------------------------------

Capital share transactions:
-------------------------------------------------------------------------------
Proceeds from shares issued                        1,771,897        7,019,410
-------------------------------------------------------------------------------
Reinvestment of distributions                             --           94,256
-------------------------------------------------------------------------------
Cost of shares repurchased (Note 5)               (8,295,425)      (4,894,907)
-------------------------------------------------------------------------------
Net increase (decrease) from capital share
transactions                                      (6,523,528)       2,218,759
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           16,338,356      (12,225,889)
-------------------------------------------------------------------------------

Net assets
-------------------------------------------------------------------------------
Beginning of year                                 73,682,047       85,907,936
-------------------------------------------------------------------------------
End of year                                      $90,020,403      $73,682,047
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Shares outstanding at beginning of year            3,897,584        3,827,683
-------------------------------------------------------------------------------
Shares issued                                         77,710          303,850
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                             --            3,942
-------------------------------------------------------------------------------
Shares repurchased (Note 5)                         (420,385)        (237,891)
-------------------------------------------------------------------------------
Shares outstanding at end of year                  3,554,909        3,897,584
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of cash flows

For the year ended October 31, 2003
-------------------------------------------------------------------------------

Increase in cash
-------------------------------------------------------------------------------
Cash flows from operating activities:
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       $22,861,884
-------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets from operations to net cash used in operating and investing activities:
-------------------------------------------------------------------------------
Purchase of investment securities                (69,866,137)
-------------------------------------------------------------------------------
Proceeds from disposition of investment
securities                                        74,841,619
-------------------------------------------------------------------------------
Sale of short-term investment securities,
net                                                3,358,500
-------------------------------------------------------------------------------
Decrease in dividends and interest
receivable                                             4,510
-------------------------------------------------------------------------------
Decrease in payable for shareholder
servicing fees                                       (39,712)
-------------------------------------------------------------------------------
Decrease in payable for compensation of
Manager                                              (23,087)
-------------------------------------------------------------------------------
Increase in payable for incentive fee                344,859
-------------------------------------------------------------------------------
Increase in payable for investor servicing
and custodian fees                                     7,603
-------------------------------------------------------------------------------
Decrease in payable for administration
services                                              (4,110)
-------------------------------------------------------------------------------
Decrease in other accrued expenses                   (95,010)
-------------------------------------------------------------------------------
Net realized gain on investments                  (2,697,373)
-------------------------------------------------------------------------------
Net unrealized appreciation on investments
during the year                                  (21,817,464)
-------------------------------------------------------------------------------
Net cash used in operating and investing
activities                                         6,876,082
-------------------------------------------------------------------------------
Cash flows from financing activities:
-------------------------------------------------------------------------------
Proceeds from shares sold                          1,419,422
-------------------------------------------------------------------------------
Payment of shares redeemed                        (8,295,425)
-------------------------------------------------------------------------------
Net cash provided by financing activities         (6,876,003)
-------------------------------------------------------------------------------
Net increase in cash                                      79
-------------------------------------------------------------------------------
Cash balance, beginning of year                          173
-------------------------------------------------------------------------------
Cash balance, end of year                               $252
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights

(For a common share outstanding throughout the period)
                                                                  For the period
Per-share                                                          July 30, 2001+
operating performance                        Year ended October 31    to Oct. 31
-----------------------------------------------------------------------------------
                                            2003            2002            2001
-----------------------------------------------------------------------------------
Net asset value,
beginning of period                       $18.91          $22.44          $23.88
-----------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------
Net investment income (loss) (a)(b)         (.45)           (.38)             --(e)
-----------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  6.86           (3.11)          (1.44)
-----------------------------------------------------------------------------------
Total from
investment operations                       6.41           (3.49)          (1.44)
-----------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------
From net
investment income                             --            (.04)             --
-----------------------------------------------------------------------------------
From return of capital                        --              --(e)           --
-----------------------------------------------------------------------------------
Total distributions                           --            (.04)             --
-----------------------------------------------------------------------------------
Net asset value,
end of period                             $25.32          $18.91          $22.44
-----------------------------------------------------------------------------------
Total return at net asset value
after incentive fee (%)(c)                 33.90          (15.61)          (6.03)*
-----------------------------------------------------------------------------------
Total return at net asset value
before incentive fee (%)(c)                34.43          (15.61)          (6.03)*
-----------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $90,020         $73,682         $85,908
-----------------------------------------------------------------------------------
Ratio of expenses to average net assets
after incentive fee (%)(b)(d)               2.30            2.21             .58*
-----------------------------------------------------------------------------------
Ratio of expenses to average net assets
before incentive fee (%)(b)(d)              1.85            2.21             .58*
-----------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)(b)          (2.17)          (1.76)             --*
-----------------------------------------------------------------------------------
Portfolio turnover rate (%)                93.90          102.88           11.20*
-----------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses of the fund for the periods ended October 31, 2003,
    October 31, 2002 and October 31, 2001 reflect a reduction of 0.10%, 0.07%, and
    0.04%, respectively, based on average net assets.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements. (Note 2)

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.




Notes to financial statements
October 31, 2003

Note 1 Significant accounting policies
------------------------------------------------------------------------------
TH Lee, Putnam Emerging Opportunities Portfolio (the "fund "), is a series of TH Lee, Putnam Investment Trust (the "trust ") which is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing at least 80% of its total assets in publicly traded growth stocks and privately issued venture capital investments. The fund may invest up to 50% of its portfolio in private equity investments as well as up to 5% of its assets in private equity funds.

The fund offers its shares at net asset value plus a maximum front-end sales charge of 4.50%. The fund provides a limited degree of liquidity to its shareholders by conducting quarterly repurchase offers. In each repurchase offer, the fund intends to repurchase 5% of its outstanding shares at their net asset value. The fund may also, at any time, conduct additional sales of its shares to qualified clients, as defined in the Investment Advisers Act of 1940, as amended.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation

Investments for which market quotations are readily available are stated at the last reported sales price on their principal exchange or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for private equity securities: such investments are initially valued at cost and then stated at fair value following procedures approved by the Trustees. As part of those procedures, TH Lee, Putnam Capital Management, LLC (the "Manager"), a subsidiary of Putnam, LLC ("Putnam ") and TH Lee, Putnam Capital, LLC (a joint venture of Putnam and Thomas H. Lee Partners, LP) will monitor each fair valued security on a daily basis and may adjust its value based on such factors as the financial and/or operating results, the general developments in the issuer's business including products and services offered, management changes, changes in contracts with customers, issues relating to financing, the likelihood of a public offering, the liquidity of the security, any legal or contractual restrictions, the value of an unrestricted related public security and other analytical data. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates fair value.

B) Repurchase agreements

The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. The Manager is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

C) Security transactions and related investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received.

D) Federal taxes

It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2003, the fund had a capital loss carryover of $10,650,861 available to the extent allowed by tax law to offset future net capital gain, if any. This capital loss carryover will expire on October 31, 2010.

E) Distributions to shareholders

Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include a temporary difference of losses on wash sale transactions, organization costs and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2003, the fund reclassified $1,652,953 to decrease accumulated net investment loss and $1,652,953 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $18,757,974
Unrealized depreciation             (1,451,795)
                                  ------------
Net unrealized appreciation         17,306,179
Capital loss carryforward          (10,650,861)

Cost for federal income
tax purposes                       $73,629,618

F) Deal related costs

Deal related costs are comprised primarily of legal and consulting costs incurred in connection with private equity investment transactions of the fund, whether or not consummated. Deal related costs that are attributable to existing private equity securities are added to the cost basis of the investments. All other deal related costs are expensed as incurred.

G) Statement of Cash Flows

The cash amount shown in the Statement of cash flows is the amount reported as cash in the fund's Statement of assets and liabilities and represents cash on hand at its custodian and does not include any short-term investments at October 31, 2003.

Note 2 Management fee, administrative services and other transactions
-----------------------------------------------------------------------

The fund has entered into a Management Contract with the Manager. As compensation for the services rendered and expenses borne by the Manager, the fund pays the Manager a fee at an annual rate of 1.20% of the average daily net assets of the fund, computed daily and payable monthly.

In addition, the fund will accrue daily a liability for incentive fees payable equal to 20% of the realized and unrealized gains less realized and unrealized losses on the fund's private equity holdings. The fund will not accrue an incentive fee unless all realized and unrealized losses from prior periods have been offset by realized (and, where applicable unrealized) gains. The fund will pay annually, on December 31, to the Manager a fee equal to 20% of the aggregate incentive fee base, calculated from the commencement of the fund's operations, less the cumulative amount of the incentive fee paid to the Manager in previous periods. The incentive fee base for a private equity security equals realized gains less realized and unrealized losses until the issuer of the security has completed an initial public offering and any applicable lock-up period has expired and, thereafter, equals realized and unrealized gains less realized and unrealized losses. In the case of private equity funds, the incentive fee base equals the sum of all amounts that are actually distributed to the fund less realized and unrealized losses. The fund does not pay an incentive fee on a private equity holding until the fund sells the holding or the holding becomes freely sellable. For the year ended October 31, 2003, incentive fees totaling $344,859 have been accrued based on the aggregate incentive fee base.

The Manager has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through October 31, 2004, to the extent that expenses of the fund (exclusive of the incentive fee, interest expense on any borrowings, offering costs and any extraordinary expenses) exceed an annual rate of 1.85% of its average daily net assets.

The fund has entered into an Administrative Services Contract with Putnam Fiduciary Trust Company ("PFTC "), an affiliate of the Manager, to provide administrative services, including fund accounting and the pricing of the fund shares. As compensation for the services, the fund pays PFTC a fee at an annual rate of 0.10% of the average daily net assets of the fund, computed daily and payable monthly.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended October 31, 2003, the fund's expenses were not reduced under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee of $25,000. Trustees receive additional fees for attendance at certain committee meetings.

The fund intends to pay compensation to selected brokers and dealers that are not affiliated with the fund, the Manager or Putnam, that hold shares for their customers in accordance with the shareholder servicing agreements between the fund and the brokers and dealers. The shareholder servicing fee is accrued daily and payable quarterly at an annual rate of 0.25% of the average daily net assets attributable to outstanding shares beneficially owned by customers of the brokers and dealers.

For the year ended October 31, 2003, Putnam Retail Management, acting as underwriter received net commissions of $8,066 from the sale of common shares.

Note 3 Purchases and sales of securities
-----------------------------------------------------------------------

During the year ended October 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $70,607,628 and $75,462,686, respectively. There were no purchases and sales of U.S. government obligations.

Note 4 Transactions with affiliated issuers
-----------------------------------------------------------------------

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

Name of
Affiliates      Purchase Cost  Sales Cost  Dividend Income  Fair Value
-----------------------------------------------------------------------
Refractec        $1,999,998       $--            $--        $4,999,998
-----------------------------------------------------------------------

Fair value amounts are shown for issues that are affiliated at period end.

Note 5 Share repurchase
-----------------------------------------------------------------------

To provide liquidity to the shareholders, the fund has a policy of making offers to repurchase a portion of its shares on a quarterly basis, in January, April, July and October of each year. Repurchase offers are made for at least 5% but no more than 25% of the fund's then outstanding shares at net asset value. Repurchase offers are scheduled to commence each quarter and be completed the following month. During the year ended October 31, 2003, the fund repurchased 420,385 shares valued at $8,295,425.

Quarter End                         Shares            Amount
-----------------------------------------------------------------------
November 2002                      120,555        $2,294,184
February 2003                      113,642         2,018,275
May 2003                            82,455         1,665,582
August 2003                        103,733         2,317,384
-----------------------------------------------------------------------

At October 31, 2003, the Manager owned 209,687 shares of the fund (5.9% of shares outstanding) valued at $5,309,275.


Note 6 Regulatory matters and litigation
-----------------------------------------------------------------------

On November 13, 2003, Putnam Investment Management, LLC, ("Putnam Management") an indirect wholly-owned subsidiary of Putnam, LLC, and an affiliate of TH Lee Putnam Capital Management, LLC, agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals no longer have investment responsibilities with Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in the fund or any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management and the Manager believe that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the fund and the Putnam funds and the Manager.

Putnam Management and Marsh & McLennan Companies, Inc., Putnam
Management's parent company, have engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading.



Federal tax information
(Unaudited)

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.




Trustees and officers

A listing of the trustees of TH Lee, Putnam Investments Trust (the
"Trust") and the officers of the Fund and their business experience for the past five years follows. An asterisk(*) indicates trustees who are interested persons of the Fund (as defined by the 1940 Act). Unless otherwise noted, the address of each trustee and officer is one Post
Office Square, Boston, Massachusetts 02109.

Name                           Position(s) Held        Principal Occupation(s)
                               With Fund               During the Past 5 Years
------------------------------------------------------------------------------
Steven Spiegel*                Trustee, Chairman       Vice Chairman and Senior
(2/4/45)                       and President           Managing Director, Putnam
                                                       Investments, LLC.

Thomas H. Lee*                 Trustee                 President of Thomas H. Lee
(3/27/44)                                              Company (private equity
                                                       investment firm). Currently
                                                       serves or has served as a
                                                       Director of Finlay Enterprises
                                                       Inc., General Nutrition Companies,
                                                       Metris Companies, Inc., Playtex
                                                       Products, Inc., Snapple Beverage
                                                       Corp., Vertis Holdings, Inc.
                                                       and Wyndham International, Inc.
                                                       Member of The Chase Manhattan
                                                       Corporation National Advisory
                                                       Board. Has also served as
                                                       Trustee or Overseer of Brandeis
                                                       University, Harvard University,
                                                       Lincoln Center for the Performing
                                                       Arts, Mt. Sinai-NYU Medical Center
                                                       and Health System, Museum of
                                                       Fine Arts Boston, The Rockefeller
                                                       University and the Whitney
                                                       Museum of American Art.

Joseph L. Bower                Trustee                 Donald K. David Professor of Business
(9/21/38)                                              Administration, Harvard Business
                                                       School, and Chair of the General
                                                       Manager Program. Director, Anika
                                                       Therapeutics, Inc., Brown Shoe, Inc.,
                                                       ML-Lee/ Acquisition Funds, New
                                                       America High Income Fund and Sonesta
                                                       International Hotels Corporation.
                                                       Vice Chair of the New England
                                                       Conservatory of Music. Trustee of
                                                       the DeCordova and Dana Museum and Park.

John A. Hill                   Trustee                 Chairman and Trustee, Putnam Funds, Vice-
(1/31/42)                                              Chairman and Managing Director, First
                                                       Reserve Corporation (a private equity
                                                       buyout firm that specializes in energy
                                                       investments in the diversified world-wide
                                                       energy industry). Director of Devon Energy
                                                       Corporation (formerly known as Snyder Oil
                                                       Corporation), TransMontaigne Oil Company,
                                                       St. Lukes-Roosevelt (a New York City
                                                       hospital), Sarah Lawrence College and
                                                       various private companies controlled by
                                                       First Reserve Corporation.

Stephen B. Kay                 Trustee                 Senior Director of Goldman, Sachs & Co.
(11/21/34)                                             Director of CareGroup (consortium of
                                                       hospitals). Trustee, Chairman of the
                                                       Investment Committee and Member of the
                                                       Executive & Finance Committees of the
                                                       Board of the Dana-Farber Cancer
                                                       Institute. Member of the Dean's Advisory
                                                       Council, Harvard School of Public Health.
                                                       Member of the Board of Overseers of Harvard
                                                       University from 1994-1999. Chair of the
                                                       Board of Trustees and Member of the
                                                       Investment Committee, Brandeis University.
                                                       Former director of the Harvard Alumni
                                                       Association and past President of the
                                                       Harvard Business School Association of
                                                       Boston. Former Chairman of the Board of
                                                       Directors of Beth Israel Hospital and
                                                       former Chairman of the Board of CareGroup.

Karnig H. Durgarian            Vice President and      Senior Managing Director,
(1/13/56)                      Principal Executive     Putnam Investments
                               Officer

Steven D. Krichmar             Vice President and      Managing Director, Putnam Investments.
(6/27/58)                      Principal Financial     Prior to 2001, Partner,
                               Officer                 PricewaterhouseCoopers LLP

Linwood E. Bradford            Vice President          Managing Director, Putnam Investments
(4/24/68)

Michael T. Healy               Vice President          Managing Director, Putnam Investments
(1/24/58)

Amrit Kanwal                   Vice President          Managing Director, Putnam Investments
(10/18/65)                     and Treasurer


William H. Woolverton          Vice President          Managing Director, Putnam Investments
(1/17/51)                      and Clerk

Charles A. Ruys de Perez       Vice President          Managing Director, Putnam Investments
(10/17/57)                     and Assistant Clerk




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Not FDIC Insured
May Lose Value
No Bank Guarantee

Fund information

INVESTMENT MANAGER

TH Lee, Putnam Capital Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Sullivan & Cromwell, LLP

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

Steven Spiegel
Chairman

Joseph L. Bower

John A. Hill

Stephen B. Kay

Thomas H. Lee

OFFICERS

Steven Spiegel
President

Linwood E. Bradford
Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Michael T. Healy
Vice President

Amrit Kanwal
Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal Financial Officer

Charles A. Ruys de Perez
Vice President

William H. Woolverton
Vice President and Clerk



TH Lee Putnam Capital
7 Shattuck Road
Andover, Massachusetts 01810

203418  2WX  12/03




Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of TH Lee, Putnam Capital Management, LLC ("THLPCM") or its affiliate, Putnam Investment Management, LLC. As such, they are subject to a comprehensive Code of Ethics adopted and administered by THLPCM which is designed to protect the interests of the firm and its clients. In particular, the Code of Ethics of THLPCM provides that all officers of THLPCM are subject to the restrictions, limitations and reporting provisions of the Code of Ethics of Putnam Investments. In addition, the Fund has adoped a Code of Ethics which incorporates the Code of Ethics of THLPCM with respect to all of its officers and Trustes who are also officers, directors or employees of THLPCM or any of its affiliates. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Fund's Audit Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that Mr. Hill qualifies as an "audit committee financial expert" (as such term has been defined in the Regulations). The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies:
        --------------------------------

The Fund has adopted the Proxy Voting Procedures and Proxy Voting
Guidelines of Putnam Investments (an affiliate of THLPCM) for purposes of exercising its rights with respect to voting securities owned by the Fund.

                                                           May 6, 2003
Putnam Investments

Proxy Voting Procedures
-----------------------

Introduction and Summary
------------------------

Many of Putnam's investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam's view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors' interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam's policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include subadvised US mutual funds and smaller separate accounts managed under 'wrap fee' programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam's procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam's investment professionals for advice.

Proxy Committee
---------------

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

2. considers special proxy issues as they may from time to time arise.

Proxy Voting Administration
---------------------------

The Putnam Legal and Compliance Department administers Putnam's proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:

1. annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.

2. coordinates the Proxy Committee's review of any new or unusual proxy issues.

3. manages the process of referring issues to portfolio managers for voting instructions.

4. oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged
   Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

5. coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

6. maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

7. prepares and distributes reports required by Putnam clients.


Proxy Voting Guidelines
-----------------------

Putnam maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

2. For clients with plan assets subject to ERISA, under rules of the U.
   S. Department of Labor ("DOL") Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam's regular proxy voting guidelines. However, when in Putnam's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Proxy Voting Referrals
----------------------

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam's Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

Conflicts of Interest
---------------------

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam's marketing businesses.

2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

4. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (i.e., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

5. Putnam's Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

Recordkeeping
-------------

The Legal and Compliance Department will retain copies of the following books and records:

1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

2. A copy of each proxy statement received with respect to securities in client accounts;

3. Records of each vote cast for each client;

4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

5. Written reports to clients on proxy voting and of all client requests for information and Putnam's response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

Exhibit A to Proxy Procedures
-----------------------------

Putnam Investments Proxy Voting Guidelines
------------------------------------------

The proxy voting guidelines below summarize Putnam's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors.
Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I. Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors
---------------------------------------------

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

* Putnam will withhold votes for the entire board of directors if

* The board does not have a majority of independent directors; or

* The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for case-by-case basis review.

* Putnam will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

* Putnam will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

* Putnam will vote on a case-by-case basis in contested elections of directors.

* Putnam will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Putnam may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

* Putnam will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

* Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

B. Executive Compensation
-------------------------

Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

* Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

* Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization
-----------------

Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization.

* Putnam will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

* Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)

* Putnam will vote for proposals authorizing share repurchase programs.


D. Acquisitions, Mergers, Reincorporations, Reorganizations and
---------------------------------------------------------------
Other Transactions
------------------

Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

* Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E. Anti-Takeover Measures
-------------------------

Putnam will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

* Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

* Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.

F. Other Business Matters
-------------------------

Putnam will vote for board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

* Putnam will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

* Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals
-------------------------

Putnam will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

* Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* Putnam will vote for shareholder proposals that are consistent with Putnam's proxy voting guidelines for board-approved proposals.

III. Voting Shares of Non US Issuers
------------------------------------

Putnam recognizes that the laws governing non US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers in accordance with the foregoing guidelines where applicable, except as follows:

* Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.

* Putnam will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

* Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* Putnam will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Many non US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

(1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

(2) Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

(3) Powers of Attorney. Detailed documentation from a client must be given to the local subcustodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.


Exhibit B to Proxy Procedures
-----------------------------

Proxy Vote Referral Request:  Company XYZ, Vote Due X/X/XX

                   Proxy Voting Referral Request Form

From:  Victoria Card ext. 1-1168

Please describe any contacts with any person you may have had, apart from the Investment Division, Putnam's Proxy Administration staff, or
proxy soliciting firms regarding the proxy:         .
                                           ---------

Meeting Date:

Vote Recommendation Due Date:

Company Name:  XYZ Inc.

* Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced below.

* Please provide vote rationale when you believe additional information is necessary to explain your vote.

Examples:  "Stock option plan will create excessive dilution,"
"Shareholder proposal would be disruptive"


Referral items:                                   Putnam Rec.*  ISS Rec.
---------------                                   ----------------------

1. [Description of item]
Rationale:
          --------------


* Assuming Board meets Putnam Independence Standards for the Board of Directors


Please see attached ISS analysis for information on the proposals.



Exhibit C to Proxy Procedures
-----------------------------

                     PUTNAM INVESTMENTS
                   PROXY VOTING CONFLICT
                OF INTEREST DISCLOSURE FORM


1. Company name:
                -----------------------------------------------------

2. Date of Meeting:
                   --------------------------------------------------

3. Referral Item(s):
                    -------------------------------------------------

4. Description of Putnam's Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:
            ---------------------------------------------------------

5. Describe procedures used to address any conflict of interest:
   Investment professional who was solicited to provide a recommendation was advised that the recommendation must be provided without regard to any client or other business relationship between Putnam and the company. In addition, Putnam has made arrangements that, unless authorized by Putnam's Legal and Compliance Department, contacts from outside parties, except for representatives of the issuing company, with respect to referral items will be handled by Putnam's Legal and Compliance Department to prevent any influence on the investment process. In the case of contact between Putnam investment professionals and representatives of issuing companies, any such contact will be documented and included in the proxy voting files.

6. Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation:

-----------------------------------------------------------------------

=======================================================================


CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.


-------------------------------
Name:  Victoria R. Card
Title:  Assistant Vice President, Proxy Voting Project Manager


Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) The Code of Ethics of the Fund, which incorporates the Code of Ethics of TH Lee, Putnam Capital Management, LLC, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: September 29, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Linwood E. Bradford
                                     ---------------------------
                                     Linwood E. Bradford
                                     Principal Executive Officer
Date: September 29, 2004


By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: September 29, 2004